                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) December 18, 1997
                                                 -----------------

                            UCFC Funding Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Louisiana                   333-07939                 72-1328674
-------------------------------      -------------             -------------
(State or other                      (Commission               (IRS Employer
 jurisdiction of incorporation)       File Number)              ID Number)

4041 Essen Lane, Baton Rouge, Louisiana                            70809
----------------------------------------                       -------------
(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone Number, including area code:  (504) 924-6007
                                                     --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------

Filing of Computational Materials.*
---------------------------------

Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, UCFC Funding Corporation(R) (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Manufactured Housing Contract Pass-Through Certificates, Series 1997-4.

In connection with the offering of the Manufactured Housing Contract Pass-Through Certificates, Series 1997-4, Prudential Securities Incorporated prepared certain materials (the "Computational Materials") which were distributed by Prudential Securities Incorporated and Credit Suisse First Boston Corporation (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Manufactured Housing Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as Exhibit 99.1.


----------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated March 25, 1997, and Prospectus Supplement dated December 18, 1997, of UCFC Funding Corporation(R), relating to its Manufactured Housing Contract Pass-Through Certificates, Series 1997-4.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.

         23.1     Consent of Stroock & Stroock & Lavan LLP (included in Exhibit
                  8.1).

         99.1     Computational Materials.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UCFC ACCEPTANCE CORPORATION

                                            By: /s/ H.C. McCall, III
                                               --------------------------------
                                               Name:  H. C. McCall, III
                                               Title: President

Dated: December 19, 1997

                                  EXHIBIT INDEX

Exhibit                                                                   Page
-------                                                                   ----

8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.

23.1     Consent of Stroock & Stroock & Lavan LLP (included in
         Exhibit 8.1).

99.1     Computational Materials.